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                                                                   EXHIBIT 10.24

          TAX INDEMNIFICATION AND S CORPORATION DISTRIBUTION AGREEMENT


     This TAX INDEMNIFICATION AND S CORPORATION DISTRIBUTION AGREEMENT (the "Agreement") is entered into as of March ___, 1999 between MKS INSTRUMENTS, INC., a Massachusetts corporation (the "Company"), and the persons listed on Schedule A attached hereto (individually a "Stockholder" and collectively the "Stockholders"). Capitalized terms not otherwise defined have the meanings ascribed to them in Section 1.1.

     WHEREAS, the Company and the Stockholders have entered into this Agreement as a condition to the Public Offering;

     WHEREAS, the Company has been an "S corporation" (as defined in Section 1361(a)(1) of the Code) for federal tax purposes since July 1, 1987;

     WHEREAS, the Company and the Stockholders understand that the Company's S corporation status will terminate upon the date of the Public Offering (the "Termination Date"), and, as a result, the Company will be a "C corporation" (as defined in Section 1361(a)(2) of the Code) beginning on the Termination Date;

     WHEREAS, the Company will declare the AAA Dividend which will be payable as soon as possible on or after the Closing Date;

     WHEREAS, the Company and the Stockholders wish to terminate this Agreement such that it has no effect should the Public Offering not occur;

     NOW, THEREFORE, the parties agree as follows:


                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

     1.1 DEFINITIONS. The following terms, as used herein, have the following meanings:

         "AA Account" means the Company's "accumulated adjustments account," as defined in Section 1368(e)(1) of the Code, as of the close of business on the day before the Termination Date.

         "AAA Dividend" means the dividend to be declared by the Company of all of the undistributed AA Account.


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          "AAA Settlement Date" means the last day of the "post-termination transition period," as defined in Section 1377(b) of the Code, of the Company, except shall not include any extension of the post-termination transition period pursuant to Section 1377(b)(l)(C) as the result of a determination that the Company's election under Section 1362(a) had terminated earlier than the Closing Date.

          "Closing Date" means the date on which the Public Offering closes.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "C Short Year" means that portion of the S Termination Year of the Company beginning on the Termination Date and ending on the last day of the S Termination Year.

          "C Taxable Year" means any taxable year (or portion thereof) of the Company, including the C Short Year, during which it is subject to taxation as a C corporation as defined in Section 1361(a)(2) of the Code.

          "Final Determination" means the first to occur of

     (i) the expiration of 30 days after IRS acceptance of a Waiver of Restrictions on Assessment and Collection of Deficiency of Tax and Acceptance of Overassessment on IRS Form 870 or 870-AD (or any successor comparable form or the expiration of a comparable period with respect to any comparable agreement or form under the laws of other jurisdictions);

     (ii) a decision, judgment, decree, or other order by a court of competent jurisdiction that is not subject to further judicial review and has become final;

     (iii)the execution of a closing agreement under Section 7121 of the Code or the acceptance by the IRS of an offer in compromise under Section 7122 of the Code, or comparable agreements under the laws of other jurisdictions;

     (iv) the expiration of the time for filing a claim for refund or for instituting suit in respect for a claim for refund disallowed in whole or in part by the IRS or other relevant tax authority;

     (v) any other final disposition of the tax liability for such period by reason of the expiration of the applicable statute of limitations; or

     (vi) any other event that the parties agree is final and irrevocable determination of the liability at issue.


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          "Public Offering" means the public offering of the Company's Common
Stock pursuant to the Registration Statement on Form S-1 originally filed by the Company with the Securities and Exchange Commission on January 28, 1999.

          "Record Date" means the day prior to the date upon which the Company's Registration Statement on Form S-1, as amended, which was initially filed with the Securities and Exchange Commission on January 28, 1999, is declared effective by the Securities and Exchange Commission.

          "S Short Year" means that portion of the S Termination Year beginning on the first day of such taxable year and ending on the day immediately preceding the Termination Date.

          "S Taxable Year" means any taxable year (or portion thereof) of the Company, including the S Short Year, during which it is subject to taxation as an S corporation as defined in Section 1361(a)(1) of the Code.

          "S Termination Year" shall mean the fiscal year of the Company that includes the Termination Date.

          "Taxing Authority" means the United States Internal Revenue Service and any comparable state or foreign taxing authority.

          "Termination Date" means the date on which the S corporation status of the Company will terminate pursuant to Section 1362(d) of the Code, which is expected to be the Closing Date.


                                   ARTICLE II

           TERMINATION OF S CORPORATION STATUS, ALLOCATION OF INCOME,
           ----------------------------------------------------------
           DECLARATION OF AAA DIVIDEND AND ADJUSTMENT OF AAA DIVIDEND
           ----------------------------------------------------------

     2.1 TERMINATION OF S CORPORATION STATUS. The Company and the Stockholders understand that the Company's S corporation status will terminate upon the consummation of the Public Offering.

     2.2 PRO RATA ALLOCATION OF TAX ITEMS. The Company shall be required to allocate the tax items described in Section 1362(e)(2)(A) of the Code between the S Short Year and the C Short Year pursuant to the pro rata allocation rules set forth in Section 1362(e)(2)(B) of the Code.

     2.3 DECLARATION OF AAA DIVIDEND. Prior to the Closing Date, the Company shall declare the AAA Dividend, subject to the closing of the Public Offering, to the

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stockholders of record on the Record Date payable as soon as possible on or after the Closing Date.

     2.4  ADJUSTMENT TO AAA DIVIDEND.

          (a) The parties acknowledge that the amount of the AAA Dividend will be based on good faith determinations by the Company of the amount of AA Account as of the Termination Date.

          (b) The parties agree that if the Company determines after the Termination Date and on or before the AAA Settlement Date that the amount of the AA Account as of the Termination Date does not equal the amount of the AAA Dividend, then:

               (i) if the amount of the AAA Dividend exceeds the amount of AA Account as of the Termination Date, the Stockholders who received the AAA Dividend shall thereafter remit to the Company their pro-rata share of such excess no later than thirty (30) days after receiving notice from the Company that such amount is payable; and

               (ii) if the amount of the AA Account as of Termination Date exceeds the amount of the AAA Dividend, the Company shall thereafter distribute to the Stockholders their pro-rata shares of such excess within thirty (30) days following the date the Company determines an amount is payable pursuant to this Section 2.4(b)(ii).

          (c) Any payment due under this section shall be increased by interest on the amount of such payment computed from the date of the payment of the AAA Dividend until the date of payment pursuant to this section. The interest rate shall be the Prime Rate of BankBoston (or its successors) as adjusted from time to time.


                                   ARTICLE III

                  TAX PAYMENTS AND INDEMNIFICATION OBLIGATIONS
                  -=------------------------------------------

     3.1 LIABILITY FOR TAXES INCURRED DURING S SHORT YEAR. Each Stockholder covenants and agrees that: (i) the Stockholder will duly include, in his own federal and state income tax returns, all items of income, gain, loss, deduction, or credit attributable to the S Short Year in a manner consistent with the Form 1120S and the schedules thereto (and the corresponding state income tax forms and schedules) to be filed by the Company with respect to such period; (ii) such returns shall be filed no later than the due date (including extensions, if any) for filing such returns; and (iii)

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each Stockholder shall pay any and all taxes required to be paid for its taxable year that includes the S Short Year.

     3.2 LIABILITY FOR TAXES INCURRED DURING S SHORT YEAR AND C SHORT YEAR. The Company covenants and agrees that: (i) the Company shall be responsible for and shall effect the filing of all federal and state income tax returns for the Company with respect to the S Short year and the C Short Year; (ii) such Company returns shall be accurately prepared and timely filed; and (iii) the Company shall pay any and all taxes required to be paid by the Company for the periods covered by such returns as required by applicable law.

     3.3  STOCKHOLDERS INDEMNIFICATION OF COMPANY FOR TAX LIABILITIES.

          (a) ADJUSTMENTS ATTRIBUTABLE TO COMPANY'S S STATUS. If, based on a Final Determination, the Company is deemed to have been a C corporation for federal, state or local income tax purposes during any period in which it reported (or intends to report) its taxable income as an S corporation, each Stockholder agrees to contribute to the capital of the Company, subject to the limitations contained in the last sentence of this Section 3.3(a) and in Section 3.3(b), an amount necessary to hold the Company harmless from any taxes (net of any refunds), penalties and interest arising from such Final Determination. Each Stockholder's obligation under this Section 3.3(a) shall be several and not joint and shall be limited to that percentage of the tax (net of any refunds), penalties and interest due and payable by the Company equal to the fraction, expressed as a percentage, the numerator of which is the total distributions to such Stockholder made by the Company from July 1, 1987 through and including the Termination Date, plus the AAA Dividend and any adjustment thereto pursuant to this Agreement, and the denominator of which is the total distributions made by the Company to all Stockholders from July 1, 1987 through and including the Termination Date, plus the AAA Dividend and any adjustment thereto pursuant to this Agreement.

          (b) LIMIT ON INDEMNIFICATION AMOUNT. Any payment by a Stockholder to the Company pursuant to this Section 3.3 shall not exceed the amount of the total distributions made to such Stockholder by the Company from July 1, 1987 through and including the Termination Date, plus the AAA Dividend and any adjustment thereto pursuant to this Agreement, reduced by any taxes paid or payable by the Stockholders on the distributions and increased by any refund of taxes and interest received by the Stockholders with respect to the Company's S corporation earnings.

          (c) TIME OF INDEMNIFICATION PAYMENT. The Stockholders shall contribute to the capital of the Company amounts set forth in this Section 3.3 within thirty (30) days after notice from the Company that a payment is due by the Company to the appropriate Taxing Authority.

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     3.4  CONTESTS/COOPERATION.

          (a) CONTESTS. Each of the Company and the Stockholders agree that (i) in the event that any of them receives notice, whether orally or in writing, of any federal, state, local or foreign tax examinations, claims, settlements, proposed adjustments or related matters that may affect in any way the liability of any of such persons whether under this Agreement or otherwise, it shall within ten days notify the other parties in writing thereof (provided that any failure to give such notice shall not reduce a party's right to indemnification under this Agreement except to the extent of actual damage incurred by the other parties as a result of such failure), and (ii) the Company shall be entitled at its reasonable discretion and sole expense to handle, control and compromise or settle the defense of any matter of the Company or any Stockholder which may give rise to a liability under this Agreement or a limitation of liability under this Agreement, provided that the Stockholders may participate in all conferences, meetings or proceedings with respect to the issue.

          (b) COOPERATION. The parties will make available to one another, as reasonably requested, and to any Taxing Authority, all information, records or documents relating to the liability for taxes covered by this Agreement and will preserve such information, records or documents until the expiration of any applicable statute of limitations or extensions thereof. The party requesting such information shall reimburse the other party for all reasonable out-of-pocket costs incurred in producing such information.

          (c) CLAIMS FOR REFUND. Each party hereto agrees to file a properly completed claim with the appropriate Taxing Authority for a refund or an abatement of taxes paid with respect to any matter which may give rise to a liability under Section 3.4 of this Agreement.

     3.5 COSTS. Except to the extent otherwise provided herein, each party shall bear its own costs in administering this Agreement.

     3.6 CORRECTION OF A FINAL DETERMINATION. In the event a party makes a payment pursuant to this Agreement based on the expected outcome of a Final Determination which subsequently is determined to have been incorrect, the parties shall adjust the payments hereunder in order to reflect the subsequent determination as if it was the Final Determination upon which the original payment was based.


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                                   ARTICLE IV

                                  MISCELLANEOUS
                                  -------------


     4.1 DISPUTES. If the parties are, after negotiation in good faith, unable to agree upon the appropriate application of this Agreement, the controversy shall be settled by the accounting firm remaining on the list of firms set forth on Schedule B hereto after the Company and the representative of the Stockholders, commencing with the Company, shall have objected seriatim to the other firms of the list (the "Accounting Firm"). The decision of the Accounting Firm shall be final, and each of the Company and the Stockholders agree immediately to pay to the other any amount due under this Agreement pursuant to such decision. The expenses of the Accounting firm shall be borne one-half by the Company and one-half by the Stockholders, in the same proportion that the Stockholders share liability under Section 3.3 hereof, unless the Accounting Firm specifies otherwise.

     4.2 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which counterparts collectively shall constitute an instrument representing the Agreement between the parties hereto.

     4.3 CONSTRUCTION OF TERMS. Nothing herein expressed or implied is intended, or shall be construed, to confer upon or give any person, firm or corporation, other than the parties hereto or their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     4.4 GOVERNING LAW. This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Massachusetts without regard to Massachusetts choice of law rules.

     4.5 AMENDMENT AND MODIFICATION. This Agreement may be amended, modified or supplemented only by a written agreement executed by the parties.

     4.6 ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, nor is this Agreement intended to confer upon any other person except the parties any rights or remedies hereunder.

     4.7 INTERPRETATION. The title, article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of

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the parties and shall not in any way affect the meaning or interpretation of this Agreement.

     4.8 SEVERABILITY. In the event that any one or more of the provisions of this Agreement shall be held to be illegal, invalid or unenforceable in any respect, the same shall not in any respect affect the validity, legality or enforceability of the remainder of this Agreement, and the parties shall use their best efforts to replace such illegal, invalid or unenforceable provisions with an enforceable provision approximating, to the extent possible, the original intent of the parties.

     4.9 ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding of the parties hereto in respect to the subject matter contained herein. There are no representations, promises, warranties, covenants, or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and the understandings between the parties with respect to such subject matter.

     4.10 INTEREST ON OVERDUE PAYMENTS. Any payment pursuant to this Agreement not made when due under this Agreement shall bear interest at the rate of the Prime Rate of BankBoston (or its successors), as published from time to time.

     4.11 SETOFF. All payments to be made by any party under this Agreement shall be made without setoff, counterclaim or withholding, all of which are expressly waived.

     4.12 NOTICES. All notices provided for in this Agreement shall be validly given if in writing and delivered personally or sent by registered mail, postage prepaid if to the Company, to:

     Chief Financial Officer
     MKS Instruments, Inc.
     6 Shattuck Road
     Andover, MA  01810

     copy to:
     Richard S. Chute
     Hill & Barlow
     One International Place
     Boston, MA  02110


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     if to any Stockholder, to:

     Name of Stockholder
     c/o John R. Bertucci
     President
     MKS Instruments, Inc.
     6 Shattuck Road
     Andover, MA  01810

     4.13 TERMINATION OF AGREEMENT. This Agreement shall terminate and be void, as if it never had been executed, if the Closing Date shall occur after April 30, 1999.


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        MKS INSTRUMENTS, INC.



                                        By:
                                             -----------------------------------
                                             Chief Financial Officer

                                        STOCKHOLDERS


                                        ----------------------------------------
                                        Michael F. Brunelli

                                        Claire R. Bertucci JCB Retained
                                        Annuity Trust 1998

                                        By:
                                             -----------------------------------
                                             Trustee

                                             Claire R. Bertucci CBS Retained
                                             Annuity Trust 1998

                                        By:
                                             -----------------------------------
                                             Trustee


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                                        John R. Bertucci JCB Retained Annuity
                                        Trust 1998

                                        By:
                                             -----------------------------------
                                             Trustee
                                        John R. Bertucci CBS Retained
                                        Annuity Trust 1998

                                        By:
                                             -----------------------------------
                                             Trustee

                                        John R. Bertucci Family Retained
                                        Annuity Trust 1998

                                        By:
                                             -----------------------------------
                                             Trustee

                                        ----------------------------------------
                                        John J. Sullivan

                                        ----------------------------------------
                                        Cheryl A. Sweeting

                                        ----------------------------------------
                                        Thomas J. Sullivan

                                        ----------------------------------------
                                        John F. Sullivan

                                        ----------------------------------------
                                        Kathleen M. Davis

                                        John J. Sullivan Retained Annuity
                                        Trust of 1997

                                        By:
                                             -----------------------------------
                                             Trustee

                                        ----------------------------------------
                                        Claire R. Bertucci


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                                        Claire R. Bertucci JCB Retained
                                        Annuity Irrevocable Trust of 1997

                                        By:
                                             -----------------------------------
                                             Trustee

                                        Claire R. Bertucci CBS Retained
                                        Annuity Irrevocable Trust of 1997

                                        By:
                                             -----------------------------------
                                             Trustee


                                        ----------------------------------------
                                        John R. Bertucci

                                        John R. Bertucci JCB Retained Annuity
                                        Irrevocable Trust of 1997

                                        By:
                                             -----------------------------------
                                             Trustee

                                        John R. Bertucci CBS Retained
                                        Annuity Irrevocable Trust of 1997

                                        By:
                                             -----------------------------------
                                             Trustee

                                        John R. Bertucci Family Retained
                                        Annuity Irrevocable Trust of 1997

                                        By:
                                             -----------------------------------
                                             Trustee

                                        Claire R. Bertucci 2nd Family Trust of
                                        December 15, 1986 f/b/o Janet C.
                                        Bertucci

                                        By:
                                             -----------------------------------
                                             Trustee


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                                        Claire R. Bertucci 2nd Family Trust of
                                        December 15, 1986 f/b/o Carol B.
                                        Bertucci

                                        By:  -----------------------------------
                                             Trustee

                                        John R. Bertucci 2nd Family Trust of
                                        December 15, 1986 f/b/o Janet C.
                                        Bertucci

                                        By:  -----------------------------------
                                             Trustee

                                        John R. Bertucci 2nd Family Trust of
                                        December 15, 1986 f/b/o Carol B.
                                        Bertucci

                                        By:  -----------------------------------
                                             Trustee


                                        ----------------------------------------
                                        John S. Nelson





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                                   SCHEDULE A

                              LIST OF STOCKHOLDERS


Michael F. Brunelli

Claire R. Bertucci JCB Retained Annuity Trust 1998

Claire R. Bertucci CBS Retained Annuity Trust 1998

John R. Bertucci JCB Retained Annuity Trust 1998

John R. Bertucci CBS Retained Annuity Trust 1998

John R. Bertucci Family Retained Annuity Trust 1998

John J. Sullivan

Cheryl A. Sweeting

Thomas J. Sullivan

John F. Sullivan

Kathleen M. Davis

John J. Sullivan Retained Annuity Trust of 1997

Claire R. Bertucci

Claire R. Bertucci JCB Retained Annuity Irrevocable Trust of 1997

Claire R. Bertucci CBS Retained Annuity Irrevocable Trust of 1997

John R. Bertucci

John R. Bertucci JCB Retained Annuity Irrevocable Trust of 1997

John R. Bertucci CBS Retained Annuity Irrevocable Trust of 1997

John R. Bertucci Family Retained Annuity Irrevocable Trust of 1997

Claire R. Bertucci 2nd Family Trust of December 15, 1986 f/b/o Janet C. Bertucci

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Claire R. Bertucci 2nd Family Trust of December 15, 1986 f/b/o Carol B. Bertucci

John R. Bertucci 2nd Family Trust of December 15, 1986 f/b/o Janet C. Bertucci

John R. Bertucci 2nd Family Trust of December 15, 1986 f/b/o Carol B. Bertucci

John S. Nelson

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                                   SCHEDULE B

Arthur Anderson LLP

KPMG Peat Marwick LLP

Deloitte & Touche LLP

Ernst & Young LLP

PricewaterhouseCoopers LLP





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